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                                                                    EXHIBIT 10.1


                       AMENDMENT NO. 8 TO CONTRACT C000525


                  THIS AMENDMENT, made this Thirtieth day of August in the year One Thousand Nine Hundred and Ninety-Nine serves to increase the contract amount to $21,887,237.12 as per the July 1999 Scope of Work.

                  WITNESSETH, that AppliedTheory and the Department of Labor, in consideration of the agreements incorporated herein, do hereby agree as follows:

                  ARTICLE I. The party of the first part shall provide Consulting, Applications Development, Systems Integration and Help Desk Services as per the July 1999 Scope of Work and the Software Licensing Agreement attached, which together with all appendices is hereby made a part of this agreement.

                  ARTICLE II. It is hereby mutually agreed between the parties hereto that the sum to be paid by the party of the second part to the party of the first part for said services shall be as follows:

                  This Amendment increases the Contract amount by $5,500,000.00.

                  All other terms and conditions remain the same.

                  IN WITNESS WHEREOF, the parties hereto have set their hand and seals, the day and year written above.

                  STATE OF NEW YORK, COUNTY OF ONONDAGA SS:

                  On the 12th Day of August, Nineteen Hundred and Ninety-Nine before me personally came Angelo A. Gencarelli, to me known, who, being by me duly sworn, did depose and say that he resides at: Liverpool, New York, and that he is the Sr. Director of Accounting & Controller of AppliedTheory Corporation, the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             /s/ Margaret A. Smallman
                                             ----------------------------------
                                             NOTARY PUBLIC (affix stamp)

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                                                                         C000525


                                   PAGE 2 OF 2

Agency Certification

                  "In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract."


VENDOR                                                  NYS DEPARTMENT OF LABOR

/s/ Angelo A. Gencarelli III                            /s/ Laurel Dawson
---------------------------------------                 -----------------
Authorized Signature                                    Authorized Signature

Angelo A. Gencarelli III                                Laurel Dawson
---------------------------------------                 -------------
Printed Name                                            Printed Name

Sr. Director of Accounting & Controller                 Purchasing Agent
---------------------------------------                 ----------------
Title                                                   Title

August 12, 1999                                         August 17, 1999
---------------------------------------                 ---------------
Date                                                    Date

STATE ATTORNEY GENERAL                                  STATE COMPTROLLER


Date                                                    Date